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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 7, 2001


                        CHICAGO MERCANTILE EXCHANGE INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                       333-95561                     36-4340266
  (State or other jurisdiction of     (Commission File Number)    (IRS Employer Identification
           incorporation)                                                   Number)


                  30 South Wacker Drive
                    Chicago, Illinois                            60606
         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (312) 930-1000


                                 Not Applicable
          (Former name or former address, if changed since last report)


===============================================================================

ITEM 5.  OTHER EVENTS

ADOPTION OF SHAREHOLDER RIGHTS PLAN

                  On March 7, 2001, the board of directors of Chicago Mercantile Exchange Inc. ("CME") adopted a shareholders rights plan and declared dividend distributions of one Class A right, one Class B-1 right, one Class B-2 right, one Class B-3 right and one Class B-4 right (the "CLASS A RIGHTS", the "CLASS B-1 RIGHTS", the "CLASS B-2 RIGHTS", the "CLASS B-3 RIGHTS" and the "CLASS B-4 RIGHTS", respectively, and together, the "RIGHTS") for each outstanding share of CME's Class A common stock, Class B common stock, Series B-1, Class B common stock, Series B-2, Class B common stock, Series B-3 and Class B common stock, Series B-4, respectively (the Class A common stock and the Class B common stock together, the "COMMON STOCK"), to shareholders of record at the close of business on March 15, 2001. Each Class A right, Class B-1 right, Class B-2 right, Class B-3 right and Class B-4 right, respectively, entitles its holder, under the circumstances described below, to purchase from CME the indicated number of one-thousandths of a share of CME's Series A Junior Participating Preferred Stock at an exercise price of $105.00 per one one-thousandth of a share, subject to adjustment:

                                             Number of One-Thousandths of a
                                                Share of Series A Junior
                    Right                     Participating Preferred Stock
               --------------               --------------------------------
                  Class A                                       1

                  Class B-1                                   1,800

                  Class B-2                                   1,200

                  Class B-3                                    600

                  Class B-4                                    100

The description and terms of the rights are set forth in a rights agreement between CME and Mellon Investor Services LLC, as rights agent.

                  Initially, the rights are associated with CME's common stock and evidenced by common stock certificates, which will contain a notation incorporating the rights agreement by reference, and are transferable with and only with the underlying shares of common stock. Subject to certain exceptions, the rights become exercisable and trade separately from the common stock only upon the "distribution date," which occurs upon the earlier of:

          o 10 days following a public announcement that a person or group of affiliated or associated persons has become an acquiring person (the "STOCK ACQUISITION DATE") or

          o 10 business days (or later date if determined by CME's board of directors prior to such time as any person or group becomes an acquiring person) following the commencement of a tender offer or exchange offer which, if consummated, would result in a person or group becoming an acquiring person.

                  A person or group of affiliated or associated persons becomes an "acquiring person" if it has acquired, or obtained the right to acquire, beneficial ownership of:

               o 15% or more of the outstanding shares of Class A common stock,

               o shares of Class B common stock representing, in the aggregate, 15% or more of the total number of votes entitled to be cast generally by the Class B common stock (other than in an election of directors or with respect to the core rights of the Class B common stock) or

               o shares of common stock representing, in the aggregate, 15% or more of the total number of votes to be cast generally by the common stock then outstanding.

Until the distribution date, the surrender for transfer of any shares of common stock outstanding will also constitute the transfer of the rights associated with those shares.

                  As soon as practicable after the distribution date, separate certificates or book-entry statements will be mailed to holders of record of the common stock as of the close of business on the distribution date. From and after the distribution date, the separate rights certificates or book-entry statements alone will represent the rights. Except as otherwise provided in the rights agreement, only shares of common stock issued prior to the distribution date will be issued with rights.

                  The rights are not exercisable until the distribution date and will expire at the close of business on March 15, 2011, unless earlier redeemed or exchanged by CME as described below.

                  In the event that a person or group becomes an acquiring person (a "FLIP-IN EVENT"), each holder of a right (other than any acquiring person and certain related parties, whose rights automatically become null and void) will have the right to receive, upon exercise, Class A common stock having a value equal to two times the product of the exercise price multiplied by the number of one one-thousandths of a share of the preferred stock for which the right is exercisable. If an insufficient number of shares of Class A common stock is available for issuance, then CME's board of directors would be required to substitute cash, property or other securities of CME for the common stock. The rights may not be exercised following a flip-in event while CME has the ability to cause the rights to be redeemed, as described later in this summary.

                  For example, at an exercise price of $105 per one one-thousandth of a share of the preferred stock, each Class A right not owned by an acquiring person (or by certain related parties) following a flip-in event would entitle its holder to purchase $210 worth of Class A common stock (or other consideration, as noted above) for $105. Assuming that the Class A common stock had a per share value of $50 at that time, the holder of each valid right would be entitled to purchase 4 shares of Class A common stock for $100. In this example, each Class B-1 right not owned by an acquiring person would entitle its holder to purchase $378,000 (2 x $105 x 1,800) worth of Class A common stock (or other consideration) for $189,000. A similar example would apply with respect to the Class B-2 rights, the Class B-3 rights and the Class B-4 rights.

                  In the event (a "FLIP-OVER EVENT") that, at any time following the stock acquisition date:

               o CME is acquired in a merger or other business combination transaction in which CME is not the surviving corporation,

               o CME is acquired in a merger or other business combination transaction in which it is the surviving entity and all or part of its common stock is converted into securities of another entity, cash or other property, or

               o 50% or more of CME's assets, cash flow or earning power is sold or transferred,

each holder of a right (except rights which previously have been voided as described above) will have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price multiplied by the number of one-thousandths of a share of the preferred stock for which the right is exercisable. Flip-in events and flip-over events are collectively referred to as "TRIGGERING EVENTS."

                  The exercise price payable, and the number of shares of preferred stock or other securities or property issuable, upon exercise of the rights are subject to adjustment from time to time to prevent dilution:

               o in the event of a stock dividend on, or a subdivision, combination or reclassification of, the preferred stock,

               o if holders of the preferred stock are granted certain rights, options or warrants to subscribe for preferred stock or convertible securities at less than the current market price of the preferred stock, or

               o upon the distribution to holders of the preferred stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

                  With certain exceptions, no adjustment in the exercise price will be required until cumulative adjustments amount to at least 1% of the exercise price. No fractional shares of preferred stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the preferred stock on the last trading day prior to the date of exercise.

                  In general, CME may redeem the rights in whole, but not in part, at a price per right equal to the product of $.01 multiplied by the number of one one-thousandths of a share of the preferred stock for which the right is exercisable (subject to adjustment and payable in cash, shares of Class A common stock or other consideration deemed appropriate by CME's board of directors) at any time until ten days following the stock acquisition date. Immediately upon the action of the board of directors authorizing any redemption, the rights will terminate and the only right of the holders of rights will be to receive the redemption price.

                  At any time after there is an acquiring person and prior to the acquisition by the acquiring person of 50% or more of the outstanding shares of common stock, CME may exchange the rights (other than rights owned by the acquiring person which will have become void), in whole or in part, at an exchange ratio of one share of common stock, or one one-thousandth of a share of preferred stock (or of a share of a class or series of CME's preferred stock having equivalent rights, preferences and privileges), for each one one-thousandth of a share of preferred stock for which the right is exercisable (subject to adjustment).

                  Until a right is exercised, its holder will have no rights as a shareholder of CME, including, without limitation, the right to vote or to receive dividends. While the distribution of the rights will not result in the recognition of taxable income by CME or its shareholders, shareholders may, depending upon the circumstances, recognize taxable income after a triggering event.

                  The terms of the rights may be amended by CME's board of directors without the consent of the holders of the rights, including an amendment to lower certain thresholds described above to not less than the greater of 10% or .001% more than the largest percentage of the outstanding shares of common stock then known to CME to be beneficially owned by any person or group of affiliated or associated persons. Once there is an acquiring person, however, no amendment can adversely affect the interests of the holders of the rights.

                  This description of the rights does not purport to be complete and is qualified in its entirety by reference to the rights agreement, which is incorporated herein by this reference.

                  A copy of the press release announcing the adoption of the rights agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

FIRST QUARTER EARNINGS ANNOUNCEMENT

         On April 16, 2001, CME issued a press release regarding its results of operations for the three months ended March 31, 2001, as compared to the same period in 2000. A copy of that press release is filed as Exhibit 99.2 to this Current Report on Form 8-K.

ANNUAL MEETING OF SHAREHOLDERS

         On April 18, 2001, CME issued a press release regarding the results of voting at its annual meeting of shareholders held on April 18, 2001. A copy of that press release is filed as Exhibit 99.3 to this Current Report on Form 8-K.

CHANGE TO TRANSFER RESTRICTIONS APPLICABLE TO CLASS A SHARES

         Shares of CME's Class A common stock are subject to transfer restrictions contained in CME's amended and restated certificate of incorporation. These transfer restrictions prohibit the sale or transfer of any Class A shares separate from an associated share of Class B common stock for specified periods of time.

         At CME's annual meeting of shareholders on April 18, 2001, the shareholders approved an amendment to CME's charter to extend the period during which the restrictions apply to the transfer of the Class A shares. The applicable time period for the transfer restrictions depends upon whether CME is able to complete an initial public offering, as defined in the amendment, of Class A shares prior to March 1, 2002. If CME is able to complete that offering prior to March 1, 2002, then

               o the transfer restrictions will expire over an 18-month period commencing on the date that the initial public offering is completed, as indicated in the following table, and

               o CME will have the right to guide the sale of Class A shares on behalf of shareholders desiring to sell during that 18-month period.

If CME is unable to complete an initial public offering prior to March 1, 2002, then the transfer restrictions will expire over a 9-month period ending on December 1, 2002. For the purposes of the amendment, an initial public offering is defined as a public offering of Class A shares that has been underwritten by one or more nationally recognized underwriting firms and results in the listing of the Class A shares on an exchange such as NASDAQ National Market or the New York Stock Exchange.

         As noted, CME will have the right to guide the selling process that holders of restricted Class A shares may use in order to sell their shares that become unrestricted as the transfer restrictions fall-away. Under this right, CME may notify those holders of its election to guide the process by which those holders desiring to sell may sell their unrestricted Class A shares. The selling process may involve an underwritten secondary offering of the shares, a sale of the shares to one or more purchasers in a limited offering, a repurchase of the shares by CME, or another process or means as determined by the board of directors of CME. If CME elects to exercise its right, the sales process must be completed within time frames specified in the charter. If a sale process is not completed within the specified time frame, or if CME does not elect to exercise its right, the transfer restrictions will lapse as to the percentage of Class A shares indicated in the table below.

         The new transfer restrictions applicable to the Class A shares are summarized in the following table. The full text of the transfer restrictions appears in Section 3 of Subdivision 2 of Division B of Article Four of CME's charter, which charter is filed as Exhibit 3.1 to this Current Report on Form 8-K.

                        SUMMARY OF TRANSFER RESTRICTIONS

===============================================================================================================
          IF INITIAL PUBLIC OFFERING COMPLETED                IF INITIAL PUBLIC OFFERING NOT COMPLETED
                PRIOR TO MARCH 1, 2002:                                 PRIOR TO MARCH 1, 2002:
  DATE ON WHICH INDICATED PERCENTAGE OF CLASS A SHARES       DATE ON WHICH INDICATED PERCENTAGE OF CLASS A
       BECOMES TRANSFERABLE FREE OF RESTRICTIONS*           SHARES BECOMES TRANSFERABLE FREE OF RESTRICTIONS
Release Date                Transferable Percentage       Release Date             Transferable Percentage
---------------------------------------------------------------------------------------------------------------
Date of Initial Public      To be established by CME's    March 1, 2002            25%
Offering (IPO)              board (approximately 10% in
                            the aggregate)
---------------------------------------------------------------------------------------------------------------
181st day following         Incremental 25%               June 1, 2002             50%
date of IPO
---------------------------------------------------------------------------------------------------------------
361st day following         Incremental 25%               September 1, 2002        75%
date of IPO
---------------------------------------------------------------------------------------------------------------
541st day following         Balance to equal 100%         December 1, 2002         100%
date of IPO
===============================================================================================================

---------
           * Assumes that CME does not exercise its right to guide the selling process.

         The transfer restrictions will not apply to any Class A shares sold by CME or selling shareholders in any initial public offering. The transfer restrictions also may be lifted in whole or in part as to some or all Class A shares by action of CME's board of directors.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION

                  Not applicable.

         (c)      EXHIBITS

                  The following exhibits are filed with this Form 8-K:

Exhibit No.             Exhibit Description
------------------      ------------------------------------------------------------------------------------
3.1                     Amended and Restated Certificate of Incorporation of CME, reflecting amendment approved by shareholders on April 18, 2001

4.1                     Rights Agreement dated as of March 7, 2001 between CME and Mellon Investor
                        Services LLC, as Rights Agent (incorporated by reference to Exhibit 10.16 to the Annual Report on Form 10-K for the year ended December 31, 2000 (File
                        No. 333-95561)).

99.1                    Press Release dated March 8, 2001 announcing the adoption of the Rights Agreement.

99.2                    Press Release dated April 16, 2001 announcing results of operations for quarter ended March 31, 2001.

99.3                    Press Release dated April 18, 2001 announcing results of voting at annual meeting of shareholders held on April 18, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 24, 2001               CHICAGO MERCANTILE EXCHANGE INC.



                                            By:    /s/ Nancy Goble
                                                   ----------------------------
                                                     Nancy Goble
                                                     Controller

                                  EXHIBIT INDEX

Exhibit No.             Exhibit Description
------------------      ------------------------------------------------------------------------------------
3.1                     Amended and Restated Certificate of Incorporation of CME, reflecting amendment approved by shareholders on April 18, 2001

4.1                     Rights Agreement dated as of March 7, 2001 between CME and Mellon Investor
                        Services LLC, as Rights Agent (incorporated by reference to Exhibit 10.16 to the
                        Annual Report on Form 10-K for the year ended December 31, 2000 (File
                        No. 333-95561)).

99.1                    Press Release dated March 8, 2001 announcing the adoption of the Rights Agreement.

99.2                    Press Release dated April 16, 2001 announcing results of operations for quarter ended March 31, 2001.

99.3                    Press Release dated April 18, 2001 announcing results of voting at annual meeting of shareholders held on April 18, 2001.